UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 10, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Preston Hills at Mill Creek
On March 10, 2015 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through STAR Preston Hills, LLC (“STAR Preston”), an indirect wholly-owned subsidiary of the Company, acquired from a third-party seller a fee simple interest in a 464-unit multifamily residential community located in Buford, Georgia, commonly known as Preston Hills at Mill Creek (the “Preston Property”). On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to STAR Preston the Purchase and Sale Agreement, dated as of January, 21, 2015, as amended, for the purchase of the Preston Property.
STAR Preston acquired the Preston Property for an aggregate purchase price of $51,000,000, exclusive of closing costs. STAR Preston financed the payment of the purchase price for the Preston Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $35,700,000 (the “Loan”) from Berkeley Point Capital LLC (“Berkeley Point”), pursuant to the requirements of the Fannie Mae Delegated Underwriting and Servicing Program, as evidenced by the Multifamily Loan and Security Agreement (Non-Recourse) (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage, the Environmental Indemnity and the Guaranty, each described below, the “Loan Documents”). For additional information on the terms of the Loan and Loan Documents, see Item 2.03 below.
The Preston Property was constructed in 2000 and consists of 17 three- and four-story residential buildings and a clubhouse/leasing office situated on an approximately 43-acre site. The Preston Property is comprised of 166 one-bedroom apartment homes, 252 two-bedroom apartment homes and 46 three-bedroom apartment homes that average 1,111 square feet with an average monthly rent of $899. Apartment amenities at the Preston Property include a fully-equipped kitchen with breakfast bar, nine-foot ceilings, washer and dryer connections, crown molding, ceiling fans, private balconies/patios and exterior storage rooms. In addition, select units have roman tubs. Property amenities at the Preston Property include two resort-style swimming pools, a spacious clubhouse, a lighted tennis court, two fitness centers, a business center with Wi-Fi, a playground, a spa, valet dry cleaning, a volleyball court and detached garages. As of March 9, 2015, the Preston Property was approximately 91.4% occupied.
An acquisition fee of approximately $533,000 was earned by Steadfast Apartment Advisor, LLC (the “Advisor”) in connection with the acquisition of the Preston Property. A financing coordination fee of approximately $357,000 was earned by the Advisor in connection with the financing of the Preston Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Preston Property
On the Closing Date, STAR Preston and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Preston Property. Pursuant to the Management Agreement, STAR Preston is to pay Steadfast Management a monthly management fee in an amount equal to 3% of the Preston Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on March 10, 2016 and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR Preston may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.
STAR Preston also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations from time to time for the Preston Property for a fee in an amount equal to 8% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.
On March 13, 2015, the Company issued an earnings release announcing its financial results for the year ended December 31, 2014. A copy of the earnings release is being furnished as Exhibit 99.1 to this Form 8-K.
The information contained in this Item 2.02, including the related information set forth in the earnings release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Loan
In connection with the acquisition of the Preston Property, STAR Preston borrowed $35,700,000 from Berkeley Point pursuant to the Note. The Loan has a 120-month term with a maturity date of April 1, 2025 (the “Maturity Date”). STAR Preston paid a loan origination fee of $178,500 to Berkeley Point in connection with the Loan.
Interest on the outstanding principal balance of the Loan accrues at an initial rate of 1.87%, and an interest payment of $55,484 is due and payable on May 1, 2015. Beginning June 1, 2015 and continuing until the Maturity Date, a monthly interest payment on the outstanding principal balance of the Loan that accrues at the one-month London Interbank Offered Rate (LIBOR) plus 1.69%, as further described in the Loan Agreement, is due and payable on the first date of each month. In addition, beginning on May 1, 2020 and continuing until the Maturity Date, a monthly payment of principal in the amount of $58,676 is due and payable on the first date of each month. The entire outstanding principal balance and any accrued and unpaid interest on the Loan is due and payable in full on the Maturity Date.
STAR Preston may voluntarily prepay all of the unpaid principal balance of the Loan and all accrued interest thereon and other sums due to Berkeley Point under the Loan Documents following the second year of the Loan, provided that STAR Preston provides Berkely Point with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.
The performance of the obligations of STAR Preston under the Loan is secured by a Multifamily Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement with respect to the Preston Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR Preston assigned all of its rights under the Management Agreement to Berkeley Point upon an event of default under the Loan Documents.
In connection with the acquisition of the Preston Property, STAR Preston also entered into an Environmental Indemnity Agreement (the “Environmental Indemnity”), pursuant to which STAR Preston agreed to indemnify, defend and hold harmless Berkeley Point and certain other parties identified in the Environmental Indemnity, from and against any actions, damages, claims or other liabilities that Berkeley Point or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Preston Property or any other property from which hazardous materials derived or allegedly derived from the Preston Property, (2) any actual or alleged violation of any environmental laws applicable to the Preston Property, (3) any breach of any representation or warranty made in the Environmental Indemnity by STAR Preston, (4) any failure by STAR Preston to perform any of its obligations under the Environmental Indemnity, (5) any remedial work as defined in the Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the Environmental Indemnity.
The Company entered into a Guaranty of Non-Recourse Obligations (the “Guaranty”) in connection with the Loan. The Company absolutely, unconditionally and irrevocably guarantees to Berkeley Point the full and prompt payment and performance when due of all amounts for which STAR Preston is personally liable under the Loan Documents, in addition to all costs and expenses incurred by Berkeley Point in enforcing such Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On March 13, 2015, the Company distributed a press release announcing the completion of the acquisition of the Preston Property. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of January 21, 2015 by and between Steadfast Asset Holdings, Inc. and Preston Hills Gardens Associates, LLC, Riverside Realty Preston Hills, LLC and Madison Title Agency, LLC, in its capacity as the escrow agent

10.2	First Amendment to Purchase and Sale Agreement, dated February 3, 2015 by and between Steadfast Asset Holdings, Inc. and Preston Hills Gardens Associates, LLC and Riverside Realty Preston Hills, LLC

10.3	Second Amendment to Purchase and Sale Agreement, dated March 5, 2015 by and among Steadfast Asset Holdings, Inc. and Preston Hills Gardens Associates, LLC and Riverside Realty Preston Hills, LLC

10.4	Assignment and Assumption of Purchase Agreement, dated as of March 10, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Preston Hills, LLC

10.5	Property Management Agreement, made and entered into as of March 10, 2015, by and between Steadfast Management Company, Inc. and STAR Preston Hills, LLC

10.6	Construction Management Services Agreement entered into as of March 10, 2015, by and between STAR Preston Hills, LLC and Pacific Coast Land & Construction, Inc.

10.7	Multifamily Note, effective as of March 10, 2015, by STAR Preston Hills, LLC in favor of Berkeley Point Capital LLC

10.8	Multifamily Loan and Security Agreement (Non-Recourse), dated as of March 10, 2015, by and between STAR Preston Hills, LLC and Berkeley Point Capital LLC

10.9	Multifamily Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of March 10, 2015, by STAR Preston Hills, LLC for the benefit of Berkeley Point Capital LLC

10.10	Guaranty of Non-Recourse Obligations, dated as of March 10, 2015 by Steadfast Apartment REIT, Inc. for the benefit of Berkeley Point Capital LLC

10.11	Environmental Indemnity, dated as of March 10, 2015, by STAR Preston Hills, LLC to and for the benefit of Berkeley Point Capital LLC

10.12	Assignment of Management Agreement, dated as of March 10, 2015, by and among STAR Preston Hills, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1	Earnings release, dated March 13, 2015

99.2	Press release, dated March 13, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	March 13, 2015	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of January 21, 2015 by and between Steadfast Asset Holdings, Inc. and Preston Hills Gardens Associates, LLC, Riverside Realty Preston Hills, LLC and Madison Title Agency, LLC, in its capacity as the escrow agent

10.2	First Amendment to Purchase and Sale Agreement, dated February 3, 2015 by and between Steadfast Asset Holdings, Inc. and Preston Hills Gardens Associates, LLC and Riverside Realty Preston Hills, LLC

10.3	Second Amendment to Purchase and Sale Agreement, dated March 5, 2015 by and among Steadfast Asset Holdings, Inc. and Preston Hills Gardens Associates, LLC and Riverside Realty Preston Hills, LLC

10.4	Assignment and Assumption of Purchase Agreement, dated as of March 10, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Preston Hills, LLC

10.5	Property Management Agreement, made and entered into as of March 10, 2015, by and between Steadfast Management Company, Inc. and STAR Preston Hills, LLC

10.6	Construction Management Services Agreement entered into as of March 10, 2015, by and between STAR Preston Hills, LLC and Pacific Coast Land & Construction, Inc.

10.7	Multifamily Note, effective as of March 10, 2015, by STAR Preston Hills, LLC in favor of Berkeley Point Capital LLC

10.8	Multifamily Loan and Security Agreement (Non-Recourse), dated as of March 10, 2015, by and between STAR Preston Hills, LLC and Berkeley Point Capital LLC

10.9	Multifamily Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of March 10, 2015, by STAR Preston Hills, LLC for the benefit of Berkeley Point Capital LLC

10.10	Guaranty of Non-Recourse Obligations, dated as of March 10, 2015 by Steadfast Apartment REIT, Inc. for the benefit of Berkeley Point Capital LLC

10.11	Environmental Indemnity, dated as of March 10, 2015, by STAR Preston Hills, LLC to and for the benefit of Berkeley Point Capital LLC

10.12	Assignment of Management Agreement, dated as of March 10, 2015, by and among STAR Preston Hills, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1	Earnings release, dated March 13, 2015

99.2	Press release, dated March 13, 2015